                                                                               .
                                                                               .
                                                                               .

                        Table of Contents

                                 OVERVIEW
                   LETTER TO SHAREHOLDERS       1
                        ECONOMIC SNAPSHOT       2

                      PERFORMANCE SUMMARY
                        RETURN HIGHLIGHTS       4

                    PORTFOLIO AT A GLANCE
                         TOP TEN HOLDINGS       6
                      TOP FIVE INDUSTRIES       6
         Q&A WITH YOUR PORTFOLIO MANAGERS       7
                        GLOSSARY OF TERMS      10

                           BY THE NUMBERS
                  YOUR FUND'S INVESTMENTS      11
                     FINANCIAL STATEMENTS      16
            NOTES TO FINANCIAL STATEMENTS      24

                   VAN KAMPEN INVESTMENTS
           THE VAN KAMPEN FAMILY OF FUNDS      30
BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      31

It's important not to let the events of the day overshadow your long-term plans.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
March 26, 2003

Dear Shareholder,

Van Kampen joins the nation in support of the coalition forces engaged in the war in Iraq. We commend their courage and sacrifice, and hope for their safe and speedy return home.

For all of us, the past weeks have prompted reflection on what matters most--family, friends and community.

At the same time, it's understandable if you're contemplating the direction of the markets and your investments. It's important not to let the events of the day overshadow your long-term plans. The market has persevered through many crises, and our nation's market system remains the strongest in the world. In addition, remember that you have a time-tested partner in Van Kampen. You can be confident our experienced portfolio managers are overseeing--with utmost vigilance--the assets entrusted to their care.

                  At Van Kampen, we believe that diversification and asset allocation are the best strategies for managing a portfolio--in any market environment. We also believe strongly in the value of investment advice. In times such as these, your financial advisor is a particularly important resource for you. Your financial advisor is uniquely qualified to address your concerns on a personal level, and to help you make sure that your asset allocation is suitable for you.

All of us at Van Kampen remain grateful for the trust you have placed in us and for the opportunity to help you achieve life's true wealth.

Sincerely,

[SIG]
David M. Swanson
Chief Operating Officer
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC ACTIVITY THROUGHOUT FEBRUARY 2003 WAS LACKLUSTER. THE THREAT OF WAR FUELED AN OVERALL UNEASINESS FELT THROUGHOUT THE INVESTMENT COMMUNITY AND THE GENERAL POPULATION.

ACROSS MUCH OF THE COUNTRY, A LATE-SEASON SNOWFALL SLOWED ACTIVITY FURTHER. AS A RESULT, RETAIL SALES WERE WEAKER-THAN-EXPECTED. MEANWHILE, EMPLOYERS CONTINUED TO REDUCE PAYROLLS AND MANUFACTURERS DID NOT EXPAND BEYOND LEVELS ESTABLISHED EARLIER IN THE YEAR. ALSO, BUSINESSES AND CONSUMERS FOUND THEMSELVES ADJUSTING THEIR SPENDING PLANS AS ENERGY PRICES MOVED HIGHER.

DESPITE SUCH DISAPPOINTING DATA, SOME SIGNS OF STRENGTH REMAINED. EXISTING HOME SALES ROSE TO RECORD LEVELS, WHILE THE UPWARD REVISION OF THE FOURTH-QUARTER GROSS DOMESTIC PRODUCT DATA REFLECTED BETTER-THAN-EXPECTED GROWTH.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(December 31, 2000--December 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 00                                                                            1.1%
Mar 01                                                                           -0.6%
Jun 01                                                                           -1.6%
Sep 01                                                                           -0.3%
Dec 01                                                                            2.7%
Mar 02                                                                            5.0%
Jun 02                                                                            1.3%
Sep 02                                                                            4.0%
Dec 02                                                                            1.4%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(February 28, 2001--February 28, 2003)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Feb 01                                                                       5.5                               3.5
                                                                             5.0                               2.9
                                                                             4.5                               3.3
May 01                                                                       4.0                               3.6
                                                                            3.75                               3.2
                                                                            3.75                               2.7
Aug 01                                                                       3.5                               2.7
                                                                             3.0                               2.6
                                                                             2.5                               2.1
Nov 01                                                                       2.0                               1.9
                                                                            1.75                               1.6
                                                                            1.75                               1.1
Feb 02                                                                      1.75                               1.1
                                                                            1.75                               1.5
                                                                            1.75                               1.6
May 02                                                                      1.75                               1.2
                                                                            1.75                               1.1
                                                                            1.75                               1.5
Aug 02                                                                      1.75                               1.8
                                                                            1.75                               1.5
                                                                            1.75                               2.0
Nov 02                                                                      1.25                               2.2
                                                                            1.25                               2.4
                                                                            1.25                               2.6
Feb 03                                                                      1.25                               3.0

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of February 28, 2003)

                       A SHARES   B SHARES        C SHARES    D SHARES        R SHARES
-------------------------------------------------------------------------------------------
Six-month total
return based on
NAV(1)                   -9.75%    -10.08%         -10.05%      -9.61%             N/A
-------------------------------------------------------------------------------------------
Six-month total
return(2)               -14.95%    -14.58%         -10.95%      -9.61%             N/A
-------------------------------------------------------------------------------------------
One-year total
return(2)               -32.41%    -32.39%         -29.52%     -28.11%             N/A
-------------------------------------------------------------------------------------------
Five-year average
annual total
return(2)                -1.41%     -1.20%          -0.99%         N/A             N/A
-------------------------------------------------------------------------------------------
Ten-year average
annual total
return(2)                 9.36%      9.49%(3)          N/A         N/A             N/A
-------------------------------------------------------------------------------------------
Life-of-Fund average
annual total
return(2)                14.60%     10.42%(3)        8.13%     -35.28%(4)       -6.68%(5)
-------------------------------------------------------------------------------------------
Commencement date      10/02/70   04/20/92        07/06/93    10/17/00        10/01/02
-------------------------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and Class B and Class C is 1%. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

(4) Class D Shares commenced operations on 10/17/00. Class D Shares are available for purchase exclusively by investors of tax-exempt retirement plans (Profit Sharing, 401(k), money purchase pension and defined benefit plans) of Morgan Stanley DW Inc. (Morgan Stanley) or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries. Class D Shares are offered without any sales charges on purchases or sales and does not include combined 12b-1 fees and service fees.

(5) Class R Shares commenced operations on 10/01/02. Class R Shares are available for purchase by investors through or in tax exempt retirement plans (401(k) plans, 457 plans, defined benefit plans, profit sharing and money purchase pension plans, non-qualified deferred compensation plans and employer-sponsored 403(b) plans). Class R Shares are offered without any sales charges on purchase or sales. The combined 12b-1 fees and service fees for Class R Shares is up to .50%. This return represents the cumulative total return from commencement of operations to 2/28/03.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

                             PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS*

(as a percentage of long-term investments--February 28, 2003)


1.   EBAY                        3.4%
     Operates a fully automated Internet
     auction service.

2.   AMGEN                       3.3%
     Develops and manufactures
     biotechnological products for the
     treatment of various diseases.

3.   DELL COMPUTER               3.3%
     Designs, builds and customizes
     computer products and services.

4.   CISCO SYSTEMS               3.0%
     Provides solutions that connect
     computing devices and computer
     networks.

5.   NEXTEL                      2.4%
     Provides wireless communications
     services worldwide.

6.   MICROSOFT                   2.1%
     Develops and supports a range of
     software products.

7.   LOWE'S                      2.1%
     Owns and operates home improvement
     stores throughout the United States.

8.   AMAZON.COM                  1.9%
     Sells books, CDs, videos, DVDs, toys,
     tools, electronics, and apparel over
     the Internet.

9.   ORACLE                      1.9%
     Supplies software products for
     information management and also
     offers consulting and
     systems-integration services.

10.  INTEL                       1.8%
     Designs, manufactures and markets
     microcomputer components.

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments)

[BAR GRAPH]

                                                                     FEBRUARY 28, 2003                   AUGUST 31, 2002
                                                                     -----------------                   ---------------
Biotechnology                                                               7.4%                                3.8%
Semiconductors                                                              7.1%                                3.5%
Systems Software                                                            6.9%                                4.5%
Pharmaceuticals                                                             6.8%                                3.9%
Health Care Equipment                                                       5.8%                                2.3%


* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN EMERGING GROWTH FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX MONTHS ENDED FEBRUARY 28, 2003. THE FUND IS MANAGED BY THE ADVISER'S MULTI-CAP GROWTH TEAM. CURRENT MEMBERS(1)
INCLUDE: GARY LEWIS, MANAGING DIRECTOR; JANET LUBY, EXECUTIVE DIRECTOR; DAVID WALKER, EXECUTIVE DIRECTOR; DUDLEY BRICKHOUSE, EXECUTIVE DIRECTOR; MATTHEW HART, VICE PRESIDENT; AND SCOTT MILLER, ASSOCIATE. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) Team members may change without notice at any time.

Q   HOW DID THE FUND PERFORM?

A   The fund returned -9.75 percent
for the six months ended February 28, 2003. By comparison, the Russell 1000(R) Growth Index returned -6.73 percent for the same period. Performance information for the fund reflects Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding the maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    The Russell 1000(R) Growth Index is an unmanaged index generally representative of the U.S. market for large-capitalization growth stocks. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q   HOW DID THE MARKET
    ENVIRONMENT AFFECT THE FUND'S PERFORMANCE?

A   As had been the case throughout
2002, the market environment remained challenging during the reporting period. For most of the period, the best performing stocks were often those we found the least attractive. Many of these high-flying companies were losing money, had high risk of defaulting on their debt, no growth prospects, and declining earnings expectations. Rather than investing in stocks that performed well in one rally, we preferred to seek companies with sustainable long-term growth prospects.

    Although we saw many rallies fail, the general environment did seem to improve late in 2002. The economy finally began to show signs of life and corporations seemed less reluctant to spend on new capital projects. Although we were generally optimistic, the threat of war and uncertainty regarding the pace of the economic recovery tempered our enthusiasm.

Q   WHERE HAVE YOU FOUND
    GROWTH OPPORTUNITIES?

A   We continued to use our time-
tested strategy to seek opportunities, though the market did not always reward us for our conviction. While nobody could have anticipated that this bear market would span three years, we will not abandon an investment strategy that has worked for decades.

    For the past few years, we have had difficulty finding stocks that meet our criteria of rising earnings expectations or rising valuations. We would prefer that a potential investment meets both criteria. More often we found stocks that had one factor working for us and the other factor working against us. Stocks with high expectations were punished with lower valuations because the market believed the stock could only go down. Conversely, stocks with low expectations were rewarded with higher valuations because the market perceived any bad news to be already out of the way.

    In this environment, we believe it is more important than ever to focus on a company's fundamentals--essential characteristics such as revenue growth, earnings growth, financial strength, market share and quality of management. We believe that fundamental research is critical at times such as these when some investors continue to react irrationally to unfounded rumors and speculation.

    That is why you see many leaders and survivors among the fund's top holdings. For example, e-Bay and Amazon.com have proven their resilience through the dot-com bust. Dell Computer continued to outgrow its competitors and take market share. Amgen is a biotech bellwether with a strong product pipeline and a promising diabetes drug. Microsoft, Oracle, and Intel are what we refer to as "class acts of their industries." These three technology companies have been long-term survivors, and we believe they are positioned well for an economic recovery.

Q   WHICH HOLDINGS WERE STANDOUTS
    DURING THE PERIOD?

A   The fund's best-performing stock
for the period was Nextel Communications. The market was pessimistic about the stock, but we did our homework and believed that the negative sentiment was unfounded. In our opinion, the wireless phone company was a standout in a tough group. Nextel executed its business better than its competitors, and we were attracted to the company's rising subscriber growth and revenues.

    Other strong performers during the period included Internet companies e-Bay and Amazon.com, medical instrument supplier Boston Scientific, and specialty pharmaceuticals manufacturer Forest Laboratories.

    Keep in mind that not all stocks in the portfolio performed favorably, and there is no guarantee that any of these stocks will perform as well or will be held by the fund in the future.

Q   WHICH STOCKS FELL SHORT OF
    YOUR EXPECTATIONS?

A   Tenet Healthcare, a hospital chain
operator, was the fund's largest detractor. Rumors of fraudulent billing practices and a government investigation sent Tenet's shares reeling. We sold the stock from the fund's portfolio. Kohl's was another disappointment. Same-store sales were softer than expected, and retail sales in general slowed as "consumer fatigue" began to set in. Other detractors included Lockheed Martin and Northrop Grumman, which were hurt by concerns about the magnitude and timetable for defense spending, and Electronic Arts, which suffered when its competitors lowered expectations.

Q   WHAT IS YOUR OUTLOOK?

A   We have two primary concerns for
the near term: First, given the geo-political uncertainty, we question consumers' willingness to spend. Second, rising oil prices could shock the economy back into recession.

    However, we believe sentiment is more positive than it has been in some time. Toward the end of the period, the speculative buying of low-quality, low-priced stocks we saw in the fourth quarter of 2002 reversed, and current fundamentals became the primary driver of stock prices. We cannot say for sure whether this trend can hold, but we are optimistic about some other factors. We believe the economy is more paused than weak. Consumers are trying to pay down debt, and company managements appear to be more eager to spend than they have been in some time.

    Until we have a resolution to the Iraq situation, the economy and the markets may continue in a holding pattern. Despite these challenges, we believe that we can best serve our shareholders by maintaining a long-term focus and continuing to abide by the time-tested principles that have guided our investment discipline for decades.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B and Class C shares, each with varying fees and sales charges.

EARNINGS EXPECTATIONS: These reflect a company's anticipated profits, as forecast by market analysts or company officials. These forecasts may drive stock prices, because companies tend to increase in value as their profits rise.

FUNDAMENTALS: Essential characteristics of a company, such as its revenue growth, earnings growth, financial strength, market share and quality of management.

GROWTH INVESTING: An investment strategy that seeks to identify stocks offering the potential for greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than do value stocks, due to their higher expected earnings growth.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting the fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

VALUATION: The estimated or determined worth of securities such as stocks, bonds or other investments. Such an estimation or determination is based on various financial measures, including the security's current price relative to earnings, as well as its revenue, book value and cash flow.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

February 28, 2003 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                                 MARKET
DESCRIPTION                                                   SHARES              VALUE
COMMON STOCKS  93.3%
AEROSPACE & DEFENSE  1.0%
Lockheed Martin Corp. ....................................     650,000   $   29,718,000
United Technologies Corp. ................................     500,000       29,290,000
                                                                         --------------
                                                                             59,008,000
                                                                         --------------
APPAREL RETAIL  1.4%
Abercrombie & Fitch Co., Class A (a)......................   1,500,000       41,250,000
Gap, Inc. ................................................   3,500,000       45,640,000
                                                                         --------------
                                                                             86,890,000
                                                                         --------------
APPLICATION SOFTWARE  3.7%
Electronic Arts, Inc. (a).................................   1,750,000       92,400,000
Intuit, Inc. (a)..........................................     750,000       35,640,000
Mercury Interactive Corp. (a).............................   1,750,000       56,875,000
PeopleSoft, Inc. (a)......................................   2,500,000       42,750,000
                                                                         --------------
                                                                            227,665,000
                                                                         --------------
BANKS  3.3%
Bank of America Corp. ....................................   1,250,000       86,550,000
SouthTrust Corp. .........................................   1,750,000       47,232,500
Washington Mutual, Inc. ..................................   2,000,000       69,060,000
                                                                         --------------
                                                                            202,842,500
                                                                         --------------
BIOTECHNOLOGY  6.9%
Amgen, Inc. (a)...........................................   3,500,000      191,240,000
Cephalon, Inc. (a)........................................     600,000       28,890,000
Genzyme Corp. (a).........................................   1,023,500       31,912,730
Gilead Sciences, Inc. (a).................................   2,500,000       85,000,000
MedImmune, Inc. (a).......................................   3,000,000       90,030,000
                                                                         --------------
                                                                            427,072,730
                                                                         --------------
BROADCASTING & CABLE TV  2.2%
Cablevision Systems Corp., Class A (a)....................   2,000,000       35,580,000
Clear Channel Communications, Inc. (a)....................   1,000,000       36,510,000
EchoStar Communications Corp., Class A (a)................   2,500,000       65,825,000
                                                                         --------------
                                                                            137,915,000
                                                                         --------------
CASINOS & GAMING  1.3%
International Game Technology (a).........................   1,000,000       78,580,000
                                                                         --------------

COMPUTER & ELECTRONICS RETAIL  1.3%
Best Buy Co., Inc. (a)....................................   2,750,000       79,942,500
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2003 (Unaudited)

                                                                                 MARKET
DESCRIPTION                                                   SHARES              VALUE
COMPUTER HARDWARE  3.7%
Dell Computer Corp. (a)...................................   7,000,000   $  188,720,000
Hewlett-Packard Co. ......................................   2,500,000       39,625,000
                                                                         --------------
                                                                            228,345,000
                                                                         --------------
COMPUTER STORAGE & PERIPHERALS  1.5%
EMC Corp. (a).............................................   7,500,000       55,425,000
QLogic Corp. (a)..........................................   1,000,000       35,410,000
                                                                         --------------
                                                                             90,835,000
                                                                         --------------
DEPARTMENT STORES  0.5%
Kohl's Corp. (a)..........................................     650,000       31,785,000
                                                                         --------------

DIVERSIFIED COMMERCIAL SERVICES  1.5%
Apollo Group, Inc., Class A (a)...........................   2,025,000       93,838,500
                                                                         --------------

DIVERSIFIED FINANCIAL SERVICES  1.7%
American Express Co. .....................................   2,000,000       67,160,000
SLM Corp. ................................................     350,000       38,132,500
                                                                         --------------
                                                                            105,292,500
                                                                         --------------
FOOD DISTRIBUTORS  0.9%
Sysco Corp. ..............................................   2,000,000       54,240,000
                                                                         --------------

GENERAL MERCHANDISE STORES  0.8%
Wal-Mart Stores, Inc. ....................................   1,000,000       48,060,000
                                                                         --------------

HEALTH CARE EQUIPMENT  5.4%
Boston Scientific Corp. (a)...............................   2,000,000       88,340,000
Medtronic, Inc. ..........................................   2,000,000       89,400,000
St. Jude Medical, Inc. (a)................................   1,250,000       57,100,000
Stryker Corp. ............................................     500,000       32,600,000
Zimmer Holdings, Inc. (a).................................   1,500,000       66,585,000
                                                                         --------------
                                                                            334,025,000
                                                                         --------------
HEALTH CARE SUPPLIES  0.8%
Allergan, Inc. ...........................................     750,000       48,150,000
                                                                         --------------

HOME IMPROVEMENT RETAIL  1.9%
Lowe's Co., Inc. .........................................   3,000,000      117,900,000
                                                                         --------------

HOUSEHOLD PRODUCTS  1.3%
Procter & Gamble Co. .....................................   1,000,000       81,860,000
                                                                         --------------

INDUSTRIAL CONGLOMERATES  1.5%
3M Co. ...................................................     750,000       94,027,500
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2003 (Unaudited)

                                                                                 MARKET
DESCRIPTION                                                   SHARES              VALUE
INTEGRATED TELECOMMUNICATION SERVICES  1.1%
Verizon Communications, Inc. .............................   2,000,000   $   69,160,000
                                                                         --------------

INTERNET RETAIL  5.0%
Amazon.com, Inc. (a)......................................   5,000,000      110,050,000
eBay, Inc. (a)............................................   2,500,000      196,050,000
                                                                         --------------
                                                                            306,100,000
                                                                         --------------
INTERNET SOFTWARE & SERVICES  1.3%
Yahoo!, Inc. (a)..........................................   4,000,000       83,400,000
                                                                         --------------

IT CONSULTING & SERVICES  0.7%
Affiliated Computer Services, Inc., Class A (a)...........   1,000,000       44,830,000
                                                                         --------------

LEISURE PRODUCTS  0.2%
Mattel, Inc. .............................................     500,000       10,660,000
                                                                         --------------

LIFE & HEALTH INSURANCE  0.5%
AFLAC, Inc. ..............................................   1,000,000       31,250,000
                                                                         --------------

MANAGED HEALTH CARE  1.8%
UnitedHealth Group, Inc. .................................     750,000       62,175,000
WellPoint Health Networks, Inc. (a).......................     750,000       51,007,500
                                                                         --------------
                                                                            113,182,500
                                                                         --------------
MOVIES & ENTERTAINMENT  1.3%
Fox Entertainment Group, Inc., Class A (a)................   1,000,000       26,730,000
Viacom, Inc., Class B (a).................................   1,500,000       55,695,000
                                                                         --------------
                                                                             82,425,000
                                                                         --------------
NETWORKING EQUIPMENT  3.8%
Cisco Systems, Inc. (a)...................................  12,500,000      174,750,000
Foundry Networks, Inc. (a)................................   1,500,000       13,305,000
Juniper Networks, Inc. (a)................................   5,000,000       44,950,000
                                                                         --------------
                                                                            233,005,000
                                                                         --------------
OIL & GAS DRILLING  0.9%
Transocean, Inc. (a)......................................   2,500,000       56,750,000
                                                                         --------------

OIL & GAS EQUIPMENT & SERVICES  1.9%
Smith International, Inc. (a).............................   2,500,000       87,150,000
Weatherford International Ltd. (Barbados) (a).............     750,000       30,030,000
                                                                         --------------
                                                                            117,180,000
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2003 (Unaudited)

                                                                                 MARKET
DESCRIPTION                                                   SHARES              VALUE
OIL & GAS EXPLORATION & PRODUCTION  2.2%
Apache Corp. .............................................   1,000,000   $   65,280,000
Burlington Resources, Inc. ...............................   1,500,000       69,525,000
                                                                         --------------
                                                                            134,805,000
                                                                         --------------
PERSONAL PRODUCTS  1.1%
Avon Products, Inc. ......................................   1,250,000       65,000,000
                                                                         --------------

PHARMACEUTICALS  6.4%
Biovail Corp. (Canada) (a)................................     500,000       18,600,000
Forest Laboratories, Inc. (a).............................   2,000,000       99,600,000
Johnson & Johnson.........................................   1,000,000       52,450,000
Merck & Co., Inc. ........................................   1,000,000       52,750,000
Mylan Laboratories, Inc. .................................   1,250,000       35,687,500
Pfizer, Inc. .............................................   2,000,000       59,640,000
Teva Pharmaceutical Industries, Ltd.--ADR (Israel)........   2,000,000       75,560,000
                                                                         --------------
                                                                            394,287,500
                                                                         --------------
RESTAURANTS  0.9%
Starbucks Corp. (a).......................................   2,500,000       58,625,000
                                                                         --------------

SEMICONDUCTOR EQUIPMENT  2.3%
KLA-Tencor Corp. (a)......................................   2,000,000       71,500,000
Novellus Systems, Inc. (a)................................   2,500,000       72,875,000
                                                                         --------------
                                                                            144,375,000
                                                                         --------------
SEMICONDUCTORS  6.6%
Broadcom Corp., Class A (a)...............................   2,500,000       36,200,000
Intel Corp. ..............................................   6,000,000      103,500,000
Linear Technology Corp. ..................................   1,500,000       46,005,000
Maxim Integrated Products, Inc. ..........................   1,500,000       51,810,000
Microchip Technology, Inc. ...............................   3,500,000       89,075,000
Texas Instruments, Inc. ..................................   5,000,000       83,750,000
                                                                         --------------
                                                                            410,340,000
                                                                         --------------
SPECIALTY STORES  1.9%
Bed Bath & Beyond, Inc. (a)...............................   2,500,000       82,600,000
Staples, Inc. (a).........................................   2,000,000       34,620,000
                                                                         --------------
                                                                            117,220,000
                                                                         --------------
SYSTEMS SOFTWARE  6.5%
BMC Software, Inc. (a)....................................   2,000,000       38,800,000
Microsoft Corp. ..........................................   5,000,000      118,500,000
Oracle Corp. (a)..........................................   9,000,000      107,640,000
Symantec Corp. (a)........................................   2,500,000      101,175,000
VERITAS Software Corp. (a)................................   2,000,000       34,060,000
                                                                         --------------
                                                                            400,175,000
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2003 (Unaudited)

                                                                                 MARKET
DESCRIPTION                                                   SHARES              VALUE
TELECOMMUNICATIONS EQUIPMENT  1.4%
QUALCOMM, Inc. ...........................................   2,500,000   $   86,450,000
                                                                         --------------

WIRELESS TELECOMMUNICATION SERVICES  2.9%
Nextel Communications, Inc., Class A (a)..................  10,000,000      140,800,000
Vodafone Group PLC--ADR (United Kingdom)..................   2,000,000       36,200,000
                                                                         --------------
                                                                            177,000,000
                                                                         --------------

TOTAL LONG-TERM INVESTMENTS  93.3%
  (Cost $5,512,580,830)...............................................    5,764,494,230
                                                                         --------------

SHORT-TERM INVESTMENTS  6.4%
REPURCHASE AGREEMENTS  3.3%
Banc of America Securities LLC ($171,377,000 par collateralized by
  U.S. Government obligations in a pooled cash account, dated
  02/28/03, to be sold on 03/03/03 at $171,396,137)...................      171,377,000
State Street Bank & Trust Co. ($23,465,000 par collateralized by U.S.
Government obligations in a pooled cash account, dated 02/28/03, to be
sold on 03/03/03 at $23,467,483)......................................       23,465,000
UBS Securities ($6,104,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 02/28/03, to be sold on
  03/03/03 at $6,104,671).............................................        6,104,000
                                                                         --------------

TOTAL REPURCHASE AGREEMENTS...........................................      200,946,000
                                                                         --------------

U.S. GOVERNMENT AGENCY OBLIGATIONS  3.1%
Federal Home Loan Bank Consolidated Discount Notes ($191,837,000 par,
  yielding 1.30%, 03/03/03 maturity)..................................      191,823,145
                                                                         --------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $392,769,145).................................................      392,769,145
                                                                         --------------

TOTAL INVESTMENTS  99.7%
  (Cost $5,905,349,975)...............................................    6,157,263,375
OTHER ASSETS IN EXCESS OF LIABILITIES  0.3%...........................       21,097,168
                                                                         --------------

NET ASSETS  100.0%....................................................   $6,178,360,543
                                                                         ==============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
February 28, 2003 (Unaudited)

ASSETS:
Total Investments (Cost $5,905,349,975).....................  $ 6,157,263,375
Receivables:
  Investments Sold..........................................      151,718,707
  Fund Shares Sold..........................................        5,288,366
  Dividends.................................................        2,439,255
  Interest..................................................            7,430
Other.......................................................        1,153,399
                                                              ---------------
    Total Assets............................................    6,317,870,532
                                                              ---------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      112,923,631
  Fund Shares Repurchased...................................       12,294,017
  Distributor and Affiliates................................        8,661,944
  Investment Advisory Fee...................................        2,087,362
  Custodian Bank............................................           57,504
Accrued Expenses............................................        3,039,415
Trustees' Deferred Compensation and Retirement Plans........          446,116
                                                              ---------------
    Total Liabilities.......................................      139,509,989
                                                              ---------------
NET ASSETS..................................................  $ 6,178,360,543
                                                              ===============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $13,592,797,783
Net Unrealized Appreciation.................................      251,913,400
Accumulated Net Investment Loss.............................      (28,816,582)
Accumulated Net Realized Loss...............................   (7,637,534,058)
                                                              ---------------
NET ASSETS..................................................  $ 6,178,360,543
                                                              ===============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $3,649,669,836 and 130,603,108 shares of
    beneficial interest issued and outstanding).............  $         27.94
    Maximum sales charge (5.75%* of offering price).........             1.70
                                                              ---------------
    Maximum offering price to public........................  $         29.64
                                                              ===============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $2,000,625,257 and 82,187,263 shares of
    beneficial interest issued and outstanding).............  $         24.34
                                                              ===============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $500,523,063 and 20,046,135 shares of
    beneficial interest issued and outstanding).............  $         24.97
                                                              ===============
  Class D Shares:
    Net asset value and offering price per share (Based on
    net assets of $27,499,573 and 978,229 shares of
    beneficial interest issued and outstanding).............  $         28.11
                                                              ===============
  Class R Shares:
    Net asset value and offering price per share (Based on
    net assets of $42,814 and 1,532 shares of beneficial
    interest issued and outstanding)........................  $         27.95
                                                              ===============

* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended February 28, 2003 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $71,828).....  $  18,498,660
Interest....................................................      3,290,052
                                                              -------------
    Total Income............................................     21,788,712
                                                              -------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B, C, D and R of $4,827,341, $10,910,072, $2,801,447,
  $0 and $47, respectively).................................     18,538,907
Investment Advisory Fee.....................................     14,804,252
Shareholder Services........................................     14,748,168
Custody.....................................................        330,756
Legal.......................................................        168,977
Trustees' Fees and Related Expenses.........................         56,208
Other.......................................................      1,524,061
                                                              -------------
    Total Expenses..........................................     50,171,329
    Less Credits Earned on Cash Balances....................         45,643
                                                              -------------
    Net Expenses............................................     50,125,686
                                                              -------------
NET INVESTMENT LOSS.........................................  $ (28,336,974)
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(975,902,100)
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    (44,490,730)
  End of the Period.........................................    251,913,400
                                                              -------------
Net Unrealized Appreciation During the Period...............    296,404,130
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $(679,497,970)
                                                              =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(707,834,944)
                                                              =============

See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                     SIX MONTHS ENDED      YEAR ENDED
                                                     FEBRUARY 28, 2003   AUGUST 31, 2002
                                                     -----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss.................................  $   (28,336,974)   $   (74,208,094)
Net Realized Loss...................................     (975,902,100)    (3,062,734,160)
Net Unrealized Appreciation During the Period.......      296,404,130          4,917,164
                                                      ---------------    ---------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES........................................     (707,834,944)    (3,132,025,090)
                                                      ---------------    ---------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...........................      532,650,108      2,234,137,357
Cost of Shares Repurchased..........................   (1,010,738,293)    (2,974,005,607)
                                                      ---------------    ---------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS......................................     (478,088,185)      (739,868,250)
                                                      ---------------    ---------------
TOTAL DECREASE IN NET ASSETS........................   (1,185,923,129)    (3,871,893,340)
NET ASSETS:
Beginning of the Period.............................    7,364,283,672     11,236,177,012
                                                      ---------------    ---------------
End of the Period (Including accumulated net
  investment loss of $28,816,582 and $479,608,
  respectively).....................................  $ 6,178,360,543    $ 7,364,283,672
                                                      ===============    ===============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                           SIX MONTHS
                             ENDED                      YEAR ENDED AUGUST 31,
CLASS A SHARES              FEB. 28,    -----------------------------------------------------
                            2003 (a)    2002 (a)   2001 (a)   2000 (a)    1999 (a)   1998 (a)
                           ------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF THE PERIOD............  $  30.96    $  43.18   $ 109.19   $   60.00   $  36.13   $  40.84
                            --------    --------   --------   ---------   --------   --------
 Net Investment
   Income/Loss............      (.08)       (.17)       .03        (.32)      (.23)      (.21)
 Net Realized and
   Unrealized Gain/Loss...     (2.94)     (12.05)    (51.18)      58.81      26.41       (.75)
                            --------    --------   --------   ---------   --------   --------
Total from Investment
 Operations...............     (3.02)     (12.22)    (51.15)      58.49      26.18       (.96)
Less Distributions from
 Net Realized Gain........       -0-         -0-      14.86        9.30       2.31       3.75
                            --------    --------   --------   ---------   --------   --------
NET ASSET VALUE, END OF
 THE PERIOD...............  $  27.94    $  30.96   $  43.18   $  109.19   $  60.00   $  36.13
                            ========    ========   ========   =========   ========   ========

Total Return (b)..........    -9.75%*    -28.30%    -51.22%     104.41%     75.10%     -2.19%
Net Assets at End of the
 Period (In millions).....  $3,649.7    $4,310.2   $6,251.4   $11,527.6   $4,156.4   $1,990.8
Ratio of Expenses to
 Average Net Assets.......     1.18%       1.06%       .93%        .87%       .97%      1.00%
Ratio of Net Investment
 Income/Loss to Average
 Net Assets...............     (.53%)      (.44%)      .04%       (.35%)     (.45%)     (.50%)
Portfolio Turnover........       93%*       230%       148%        110%       124%       103%

 * Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                          SIX MONTHS
                            ENDED                         YEAR ENDED AUGUST 31,
CLASS B SHARES             FEB. 28,     ----------------------------------------------------------
                           2003 (a)     2002 (a)    2001 (a)     2000 (a)     1999 (a)    1998 (a)
                          ------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF THE
 PERIOD..................  $  27.07     $  38.04    $  99.32    $    55.56    $  33.84    $  38.79
                           --------     --------    --------    ----------    --------    --------
 Net Investment Loss.....      (.17)        (.41)       (.41)         (.93)       (.57)       (.52)
 Net Realized and
   Unrealized Gain/Loss..     (2.56)      (10.56)     (46.01)        53.99       24.60        (.68)
                           --------     --------    --------    ----------    --------    --------
Total from Investment
 Operations..............     (2.73)      (10.97)     (46.42)        53.06       24.03       (1.20)
Less Distributions from
 Net Realized Gain.......       -0-          -0-       14.86          9.30        2.31        3.75
                           --------     --------    --------    ----------    --------    --------
NET ASSET VALUE, END OF
 THE PERIOD..............  $  24.34     $  27.07    $  38.04    $    99.32    $  55.56    $  33.84
                           ========     ========    ========    ==========    ========    ========

Total Return (b).........   -10.08%*     -28.84%     -51.60%       102.85%      73.78%      -2.98%
Net Assets at End of the
 Period (In millions)....  $2,000.6     $2,395.2    $3,904.7    $  7,648.0    $2,850.2    $1,357.6
Ratio of Expenses to
 Average Net Assets......     1.95%        1.82%       1.71%         1.63%       1.74%       1.79%
Ratio of Net Investment
 Loss to Average Net
 Assets..................    (1.30%)      (1.20%)      (.74%)       (1.12%)     (1.22%)     (1.29%)
Portfolio Turnover.......       93%*        230%        148%          110%        124%        103%

 * Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                            SIX MONTHS
                              ENDED                         YEAR ENDED AUGUST 31,
CLASS C SHARES               FEB. 28,     ----------------------------------------------------------
                             2003 (a)     2002 (a)     2001 (a)     2000 (a)    1999 (a)    1998 (a)
                            ------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF THE PERIOD.............  $ 27.75      $ 39.00     $   101.30    $  56.52     $34.39      $39.35
                             -------      -------     ----------    --------     ------      ------
 Net Investment Loss.......     (.17)        (.42)          (.41)       (.95)      (.58)       (.52)
 Net Realized and
   Unrealized Gain/Loss....    (2.61)      (10.83)        (47.03)      55.03      25.02        (.69)
                             -------      -------     ----------    --------     ------      ------
Total from Investment
 Operations................    (2.78)      (11.25)        (47.44)      54.08      24.44       (1.21)
Less Distributions from Net
 Realized Gain.............      -0-          -0-          14.86        9.30       2.31        3.75
                             -------      -------     ----------    --------     ------      ------
NET ASSET VALUE, END OF THE
 PERIOD....................  $ 24.97      $ 27.75     $    39.00    $ 101.30     $56.52      $34.39
                             =======      =======     ==========    ========     ======      ======

Total Return (b)...........  -10.05%*     -28.85%        -51.60%     102.91%     73.79%      -2.96%
Net Assets at End of the
 Period (In millions)......  $ 500.5      $ 629.0     $  1,038.5    $1,944.0     $454.5      $164.7
Ratio of Expenses to
 Average Net Assets........    1.95%        1.82%          1.70%       1.64%      1.74%       1.79%
Ratio of Net Investment
 Loss to Average Net
 Assets....................   (1.25%)      (1.20%)         (.73%)     (1.11%)    (1.21%)     (1.29%)
Portfolio Turnover.........      93%*        230%           148%        110%       124%        103%

 * Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                             OCTOBER 17, 2000
                                               SIX MONTHS        YEAR          (COMMENCEMENT
                                                 ENDED          ENDED          OF INVESTMENT
CLASS D SHARES                                FEBRUARY 28,    AUGUST 31,      OPERATIONS) TO
                                                2003 (a)       2002 (a)     AUGUST 31, 2001 (a)
                                              -------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.....    $31.10        $ 43.27            $ 97.10
                                                 ------        -------            -------
 Net Investment Income/Loss..................      (.04)          (.07)               .17
 Net Realized and Unrealized Loss............     (2.95)        (12.10)            (39.14)
                                                 ------        -------            -------
Total from Investment Operations.............     (2.99)        (12.17)            (38.97)
Less Distributions from Net Realized Gain....       -0-            -0-              14.86
                                                 ------        -------            -------
NET ASSET VALUE, END OF THE PERIOD...........    $28.11        $ 31.10            $ 43.27
                                                 ======        =======            =======

Total Return (b).............................    -9.61%*       -28.13%            -45.03%*
Net Assets at End of the Period (In
 millions)...................................    $ 27.5        $  29.8            $  41.6
Ratio of Expenses to Average Net Assets......      .94%           .81%               .72%
Ratio of Net Investment Income/Loss to
 Average Net Assets..........................     (.29%)         (.19%)              .33%
Portfolio Turnover...........................       93%*          230%               148%

* Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                OCTOBER 1, 2002
                                                                 (COMMENCEMENT
                                                                 OF INVESTMENT
                                                                OPERATIONS) TO
                                                             FEBRUARY 28, 2003 (a)
CLASS R SHARES                                               ---------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................        $29.94
                                                                    ------
  Net Investment Loss.......................................          (.09)
  Net Realized and Unrealized Loss..........................         (1.90)
                                                                    ------
Total from Investment Operations............................         (1.99)
                                                                    ------
NET ASSET VALUE, END OF THE PERIOD..........................        $27.95
                                                                    ======

Total Return (b)............................................        -6.68%*
Net Assets at End of the Period (In millions)...............        $  .04
Ratio of Expenses to Average Net Assets.....................         1.46%
Ratio of Net Investment Loss to Average Net Assets..........         (.90%)
Portfolio Turnover..........................................           93%*

* Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period. The return includes combined Rule 12b-1 fees and service fees of .50% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

February 28, 2003 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Emerging Growth Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is capital appreciation. The Fund commenced investment operations on October 2, 1970. The distribution of the Fund's Class B, Class C, Class D and Class R Shares commenced on April 20, 1992, July 6, 1993, October 17, 2000 and October 1, 2002, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

NOTES TO
FINANCIAL STATEMENTS

February 28, 2003 (Unaudited)

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At August 31, 2002, the Fund had an accumulated capital loss carry forward for tax purposes of $4,386,969,128, which will expire on August 31, 2010.

    At February 28, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $5,986,824,362
                                                                ==============
Gross tax unrealized appreciation...........................    $  388,933,986
Gross tax unrealized depreciation...........................      (218,494,973)
                                                                --------------
Net tax unrealized appreciation on investments..............    $  170,439,013
                                                                ==============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    Net realized gains and losses may differ for financial reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the six months ended February 28, 2003, the Fund's custody fee was reduced $45,643 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

February 28, 2003 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $350 million..........................................       .575%
Next $350 million...........................................       .525%
Next $350 million...........................................       .475%
Over $1.05 billion..........................................       .425%

    For the six months ended February 28, 2003, the Fund recognized expenses of approximately $169,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended February 28, 2003, the Fund recognized expenses of approximately $211,100 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of "Other" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended February 28, 2003, the Fund recognized expenses of approximately $12,536,800. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $311,408 are included in "Other" assets on the Statement of Assets and Liabilities at February 28, 2003. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are

NOTES TO
FINANCIAL STATEMENTS

February 28, 2003 (Unaudited)

payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended February 28, 2003, the Fund paid brokerage commissions to Morgan Stanley DW Inc., (Morgan Stanley) an affiliate of Van Kampen, totaling $348,267.

    At February 28, 2003, Van Kampen owned 33 shares of Class R.

3. CAPITAL TRANSACTIONS

At February 28, 2003, capital aggregated $7,269,013,288, $4,680,996,691,
$1,554,042,513, $88,699,734 and $45,557 for Classes A, B, C, D, and R,
respectively. For the six months ended February 28, 2003, transactions were as follows:

                                                          SHARES            VALUE
Sales:
  Class A.............................................   13,395,608    $   394,609,562
  Class B.............................................    4,139,125        106,681,229
  Class C.............................................      964,309         25,612,733
  Class D.............................................      194,657          5,701,027
  Class R.............................................        1,532             45,557
                                                        -----------    ---------------
Total Sales...........................................   18,695,231    $   532,650,108
                                                        ===========    ===============
Repurchases:
  Class A.............................................  (22,031,229)   $  (645,569,765)
  Class B.............................................  (10,440,442)      (266,246,256)
  Class C.............................................   (3,583,974)       (93,795,650)
  Class D.............................................     (175,990)        (5,126,622)
  Class R.............................................          -0-                -0-
                                                        -----------    ---------------
Total Repurchases.....................................  (36,231,635)   $(1,010,738,293)
                                                        ===========    ===============

NOTES TO
FINANCIAL STATEMENTS

February 28, 2003 (Unaudited)

    At August 31, 2002, capital aggregated $7,519,973,491, $4,840,561,718,
$1,622,225,430 and $88,125,329 for Classes A, B, C, and D, respectively. For the year ended August 31, 2002, transactions were as follows:

                                                          SHARES            VALUE
Sales:
  Class A.............................................   40,681,272    $ 1,574,726,544
  Class B.............................................   14,483,524        494,638,638
  Class C.............................................    4,287,292        151,190,754
  Class D.............................................      344,185         13,581,421
                                                        -----------    ---------------
Total Sales...........................................   59,796,273    $ 2,234,137,357
                                                        ===========    ===============
Repurchases:
  Class A.............................................  (46,231,542)   $(1,736,987,366)
  Class B.............................................  (28,641,546)      (945,570,350)
  Class C.............................................   (8,249,546)      (278,234,931)
  Class D.............................................     (345,611)       (13,212,960)
                                                        -----------    ---------------
Total Repurchases.....................................  (83,468,245)   $(2,974,005,607)
                                                        ===========    ===============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the Shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the six months ended February 28, 2003 and the year ended August 31, 2002, 123,553 and 4,015,842 Class B Shares converted to Class A Shares, respectively, and are shown in the above table as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended February 28, 2003 and the year ended August 31, 2002, no Class C Shares converted to Class A Shares. Class D Shares do not possess a conversion feature. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C Shares will be imposed on most

NOTES TO
FINANCIAL STATEMENTS

February 28, 2003 (Unaudited)

redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the six months ended February 28, 2003, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $491,400 and CDSC on redeemed shares of approximately $3,115,800. Sales charges do not represent expenses to the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $5,855,680,077 and $6,310,691,441, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the six months ended February 28, 2003, are payments retained by Van Kampen of approximately $8,558,500 and payments made to Morgan Stanley of approximately $596,200. Also, the amount of distribution expenses incurred by Van Kampen and not yet reimbursed was approximately $67,819,400 and $1,714,000 for Class B and Class C Shares, respectively. This amount may be recovered from future payments under the distribution plan or CDSC.

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Fund Info                                             [COMPUTER ICON]

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN EMERGING GROWTH FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2003 Van Kampen Funds Inc. All rights reserved.
16, 116, 216, 516, 316                                         Member NASD/SIPC.
EMG SAR 4/03                                                    10230D03-AP-4/03